CAPITAL MANAGEMENT	9 Months Ended
Sep. 30, 2017
Notes to Financial Statements
NOTE 15 - CAPITAL MANAGEMENT

The Company’s objective for managing its capital structure is to safeguard the Company’s ability to continue as a going concern and to ensure it has the financial capacity, liquidity and flexibility to fund its on-going operations and capital expenditures including investment in resource properties it has or may acquire.

The Company manages its share capital as capital, which as at September 30, 2017 totaled $4,034,737 (December 31, 2016 - $3,358,848). At this time the Company’s access to the debt market is limited and it relies on equity issuances and the support of shareholders to fund its investments in capital assets and resource properties. The Company monitors capital to maintain a sufficient working capital position to fund annualized administrative expenses and capital investments.

The Company’s share capital is not subject to external restrictions. The Company has not paid or declared any dividends since the date of incorporation, nor are any contemplated in the foreseeable future. There were no changes in the Company’s approach to capital management during three months ended September 30, 2017.

As at September 30, 2017 the Company had a working capital deficiency of $133,260. The Company will issue shares and may from time to time adjust its capital spending to maintain or adjust the capital structure. There can be no assurance that the Company will be able to obtain debt or equity capital in the case of operating cash deficits.

The Company’s share capital is not subject to external restrictions. The Company has not paid or declared any dividends since the date of incorporation, nor are any contemplated in the foreseeable future. There were no changes in the Company’s approach to capital management during the period ended September 30, 2017.